SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 5, 2002

AGCO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12930	58-1960019

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4205 River Green Parkway, Duluth, Georgia	30096

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (770) 813-9200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURES
First Amendment to Asset Purchase Agreement
Audited Financial Statements
Unaudited Pro Forma combined condensed

Item 2.	Acquisition or Disposition of Assets

     On March 13, 2002, AGCO Corporation (“AGCO”) filed a Current Report on Form 8-K (the “Report”) to report its acquisition from Caterpillar Agricultural Products Inc. (“CAP”) of certain assets relating to the design, assembly and marketing of the MT 700 and MT 800 product lines of rubber tracked tractors (referred to as the “Challenger Product Line” or the “Business”), pursuant to that certain Asset Purchase Agreement, dated as of December 16, 2001, and amended as of February 28, 2002 (the “Agreement”), by and among AGCO, Caterpillar Inc. and CAP.

     Pursuant to Item 7 of the Report, AGCO indicated that it would filed the financial statements relating for the Business as required by
Item 7(a) and the pro forma financial information as required by Item 7(b) by amendment. This amendment is being filed to provide such required financial information.

Item 7.	Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

     The following audited financial statements of the Challenger Product Line (a product line of Caterpillar Inc.) are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

(i)	Report of Independent Accountants

(ii)	Statement of Operations for the years ended December 31, 2001, 2000 and 1999.

(iii)	Statement of Financial Position at December 31, 2001 and 2000.

(iv)	Statement of Cash Flows for the years ended December 31, 2001, 2000 and 1999.

(v)	Notes to the Financial Statements

     (b)  Pro Forma Financial Information

     The following pro forma financial information is filed herewith as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2001, together with notes thereto.

(ii)	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2001, together with notes thereto.

2

     (c)  Exhibits

2.2	First Amendment to Asset Purchase Agreement, dated as of February 28, 2002, by and among AGCO Corporation, Caterpillar Inc. and Caterpillar Agricultural Products Inc.

99.2	Audited Financial Statements of the Challenger Product Line (a product line of Caterpillar Inc.) as of December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999 and Report of Independent Accountants thereon.

99.3	Unaudited Pro Forma Combined Condensed Financial Information of AGCO Corporation and its subsidiaries and the Challenger Product Line as of December 31, 2001 and for the year ended December 31, 2001.

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO CORPORATION (Registrant)

Dated: April 4, 2002	By:	/s/ C. Stephen D. Lupton

C. Stephen D. Lupton Senior Vice President and General Counsel

4

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

2.2	First Amendment to Asset Purchase Agreement, dated as of February 28, 2002, by and among AGCO Corporation, Caterpillar Inc. and Caterpillar Agricultural Products Inc.

99.2	Audited Financial Statements of the Challenger Product Line (a product line of Caterpillar Inc.) as of December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999 and Report of Independent Accountants thereon.

99.3	Unaudited Pro Forma Combined Condensed Financial Information of Challenger Product Line as of December 31, 2001 and for the years ended December 31, 2001 and 2000.

5